EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Catherine A. Graham, certify that:

1.                                      I have reviewed this Quarterly Report on Form 10-Q/A of 2U, Inc.;

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 16, 2016	By:	/s/ Catherine A. Graham
	Name:	Catherine A. Graham
	Title:	Chief Financial Officer